THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE & ANNUTIY COMPANY OF NEW YORK

Lincoln National Variable Annuity Account L
Lincoln Life & Annuity Variable Annuity Account L

Group Variable Annuity

Supplement dated March 4, 2019

This Supplement discusses two upcoming fund mergers that will the impact the investment options under your annuity contract. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

AB VPS Growth Portfolio. The AB Variable Products Series Fund, Inc. has informed us that the AB VPS Growth Portfolio (“Growth Portfolio”) will be merged into the AB VPS Large Cap Growth Portfolio (“Large Cap Growth Portfolio”) as of the close of trading on April 26, 2019. As a result of this merger, investments into the Growth Portfolio will not be accepted after April 24, 2019.

At the time of the merger, contractowners of units of the Growth Portfolio subaccount will automatically receive a proportionate number of units of the Large Cap Growth Portfolio subaccount based on the unit value of each fund at the time of the merger. Once the merger occurs, any future allocations previously designated to the Growth Portfolio will be allocated to the Large Cap Growth Portfolio.

The Large Cap Growth Portfolio will be offered as a new investment option in your contract, beginning April 25, 2019. The investment adviser of the Large Cap Growth Portfolio is AllianceBernstein, L.P. The investment objectives, policies, and risks of the Large Cap Growth Portfolio are similar to those of the Growth Portfolio. For complete details relating to the Large Cap Growth Portfolio, including fees and expenses, please refer to the fund’s prospectus.

Neuberger Berman AMT Large Cap Value Portfolio. The Neuberger Berman Advisors Management Trust® has informed us that the Neuberger Berman AMT Large Cap Value Portfolio (“Large Cap Value Portfolio”) will be merged into the Neuberger Berman AMT Sustainable Equity Portfolio (“Sustainable Equity Portfolio”) as of the close of trading on April 30, 2019. As a result of this merger, investments into the Large Cap Value Portfolio will not be accepted after April 25, 2019.

At the time of the merger, contractowners of units of the Large Cap Value Portfolio subaccount will automatically receive a proportionate number of units of the Sustainable Equity Portfolio subaccount based on the unit value of each fund at the time of the merger. Once the merger occurs, any future allocations previously designated to the Large Cap Value Portfolio will be allocated to the Sustainable Equity Portfolio.

The Sustainable Equity Portfolio will be offered as a new investment option in your contract, beginning April 25, 2019. The investment adviser of the Sustainable Equity Portfolio is Neuberger Berman Management LLC. The investment objectives, policies, and risks of the Sustainable Equity Portfolio are similar to those of the Large Cap Value Portfolio. For complete details relating to the Sustainable Equity Portfolio, including fees and expenses, please refer to the fund’s prospectus.

Please retain this Supplement for future reference.